Davis Global Fund
Davis International Fund
Authorized series of
Davis New York Venture Fund, Inc.
Supplement dated January 2, 2025
to the Prospectus dated February 29, 2024

Effective January 2, 2025, the following section for Stifel is added to Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts:

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates
The following information has been provided by Stifel:
Effective January 2, 2025, shareholders purchasing or holding Davis Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Davis Fund held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Davis Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Insert Fund Company Name.
•
Shares purchased from the proceeds of redeemed shares of Davis Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•	Purchases of Class 529-A shares through a rollover from another 529 plan.
•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and Class C Shares
•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
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Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Davis Global Fund
Davis International Fund
Authorized series of
Davis New York Venture Fund, Inc.
Supplement dated January 2, 2025
to the Statement of Additional Information dated February 29, 2024

The shareholders of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively, the “Davis Funds”) were asked to elect nominees to the Davis Funds’ Board of Directors (the “Board”) on November 29, 2024. On that date, all nine nominees were elected to the Board and were seated on the Board effective January 1, 2025. These same nominees concurrently were elected by their respective shareholders to the boards of Clipper Funds Trust (“Clipper Fund”), Selected American Shares, Inc. and Selected International Fund, Inc. (collectively, the “Selected Funds”).
Thus, the current Board members of the above-mentioned funds now are: Thomas Gayner, Katherine MacWilliams, John Gates, Samuel Iapalucci, Francisco Borges, Lara Vaughan, Richard O’Brien*, Christopher Davis, and Andrew Davis (the “Directors”). With the exception of Christopher Davis and Andrew Davis, each of these Board members is considered to be independent, which means that they are not “interested persons” of the funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“Independent Directors”).
Related thereto, the following Davis Funds’ Directors that resigned/retired from the Davis Funds Board effective as of the close of business on December 31, 2024, are: Robert Morgenthau** and Marsha Williams (the “Former Directors”). Consequently, all information regarding the Former Directors should be deleted from the SAI except for disclosure regarding their historical compensation from Davis Funds. The table below lists biographical information regarding the current Directors and replaces such table within the SAI.
*	Richard O’Brien will retire from the Davis Funds’ Board on December 31, 2025.
**	Robert Morgenthau, who resigned/retired from the Davis Funds’ Board as of December 31, 2024, received a severance payment in the amount of $125,000.
Name, Date of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) during the Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Director during the Past 5 Years
Independent Directors
Francisco Borges (11/17/51) Director since 2025	Chairman and Head of Secondaries, Ares Management Corp. (global alternative investment manager) since 2021; Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) until 2021.	16
Director, Selected Funds (consisting of two portfolios); Trustee, Clipper Fund (consisting of one portfolio); Chairman and Trustee, John S. and James L. Knight Foundation; Chairman/Director, Assured Guaranty Ltd. (financial guaranty insurance business); Trustee, Millbrook School; Director, Hartford Healthcare (healthcare network)

John S. Gates Jr. (08/02/53) Director since 2007	Executive Chairman, TradeLane Properties LLC (industrial real estate company); Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	16	Director, Selected Funds (consisting of two portfolios); Trustee, Clipper Fund (consisting of one portfolio); Director, Miami Corp. (diversified investment company)
Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	CEO and Director, Markel Group (diversified financial holding company).	16
Director, Selected Funds (consisting of two portfolios); Trustee, Clipper Fund (consisting of one portfolio); Director, Graham Holdings Company (educational and media company); Director, The Coca-Cola Company (beverage company)

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	16	Director, Selected Funds (consisting of two portfolios); Trustee, Clipper Fund (consisting of one portfolio)
Katherine MacWilliams (01/19/56) Director since 2025	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company).	16	Director, Selected Funds (consisting of two portfolios); Trustee, Clipper Fund (consisting of one portfolio)
Richard O’Brien (09/12/45) Director since 2025	Retired; Corporate Economist, HP Inc.	16	Director, Selected Funds (consisting of two portfolios); Trustee, Clipper Fund (consisting of one portfolio)
Lara N. Vaughan (04/20/69) Director since 2021	Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan, & Company, L.L.C. (investment bank).	16	Director, Selected Funds (consisting of two portfolios); Trustee, Clipper Fund (consisting of one portfolio)
Interested Directors*
Andrew Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Clipper Fund, and each Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios); Trustee, Clipper Fund (consisting of one portfolio)
Christopher Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Clipper Fund, each Selected Fund, and Davis Fundamental ETF Trust; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios); Trustee, Clipper Fund (consisting of one portfolio); Lead Independent Director, Graham Holdings Co. (educational and media company); Director, The Coca-Cola Company (beverage company); Director, Berkshire Hathaway Inc. (financial services).

*
Andrew Davis and Christopher Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940. Andrew Davis and Christopher Davis are brothers.

Additionally, the Davis Funds’ Board approved the following actions effective January 1, 2025:
1. Chairman of the Board: Thomas Gayner was elected as Chairman of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc.
2. Director Compensation: Effective as of January 1, 2025, for their service to the Fund Complex (consisting of Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected International Fund, Inc., and Clipper Funds Trust,), the Independent Directors will each be compensated $125,000, and the Chair of the Audit committee will receive an additional $3,600.
As Mr. Borges, Ms. MacWilliams, and Mr. O’Brien (the “New Directors”) are new to the Davis Funds’ Board, they did not receive any compensation from the Davis Funds prior to January 1, 2025. Additionally, information concerning the New Directors’ equity ownership in the Davis Funds is not presented since they were not Davis Funds’ Directors until January 1, 2025.
3. Director Retirement Policy: The Board approved a new mandatory retirement policy for Directors at 78 years of age. A Director may serve until the end of the calendar year in which such member attains the age of 78.
4. Board Committees: The Board established three standing committees: the Audit Committee, the Nominating Committee, and the Brokerage Committee. Such committees supersede all previous standing committees of the Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. Board. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.
Audit Committee. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Katherine MacWilliams, Chair). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the fiscal year-ended October 31, 2023.
The Board of Directors has determined that Katherine MacWilliams is the Davis Funds’ Independent Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the Investment Company Act of 1940. In their deliberations, the Board of Directors considered Ms. MacWilliams’: (1) professional experience; (2) independence as defined in Item 3 of Form N-CSR; and (3) integrity and absence of disciplinary history.
Nominating Committee. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Thomas Gayner, Chair), which meets as often as deemed appropriate by the Nominating Committee. The Davis Funds do not elect Directors annually. Each Director serves until retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78). The Nominating Committee met one time during the fiscal year-ended October 31, 2023. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The chairperson of the Nominating Committee also currently serves as the Chairman of the Board and: (1) presides over board meetings; (2) presides over executive sessions of the Independent Directors of the Davis Funds, in addition to presiding over meetings of the committee; (3) participates with the officers and counsel in the preparation of agendas and materials for Board meetings; (4) facilitates communication between the Independent Directors and management, and among the Independent Directors; and (5) has such other responsibilities as the Board or Independent Directors shall determine.
The Nominating Committee has a charter. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third-parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.
Brokerage Committee. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (John Gates Jr., Chair), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met one time during the fiscal year-ended October 31, 2023. The Brokerage Committee reviews and makes recommendations concerning the Davis Funds’ portfolio brokerage and trading practices.